MEMORANDUM OF CONFIRMATION

Dated day of October 2013

Between

MOKO Social Media Limited ACN 111 082 485 (formerly known as Moko.Mobi Limited) of Suite 4, 431 George Street, Sydney, New South Wales, Australia (**Buyer**);

Howmark Mobile LLC, a New Jersey limited liability company, the registered office of which is located at 22 Esplanade Drive, Somerset, NJ 08873 (**Seller**);

Howard Schwartz of 501 Westport Avenue, Suite 170, Norwalk, CT 06851, United States of America (**Howard**),

Joseph Saviano of 25 Delevan Lane, Harrison, NY 10528, United States of America (**Saviano**);

Mark Roth of 39 Brownstone Way, Upper Saddle River, NJ 07458, United States of America (**Roth**);

Jimmy Chin of 199 W. Crescent Avenue, Allendale, NJ 07401, United States of America (**Chin**);

Harris Schwartz of 1075 Easton Avenue, Suite 291, Somerset, NJ 08873, United States of America (**Harris**)

1. Each of the parties to this Memorandum (each a **Party**):

   (a) refers to:

      (i) an asset purchase agreement dated 10 August, 2012 between each of them (**APA**); and

      (ii) a memorandum dated 9 April 2013, as revised on 15 April 2013, from the Buyer to Roth on behalf of the Members of the Seller as therein referred to (**April Memorandum**);

   (b) acknowledges that the April Memorandum varied the terms and conditions of the APA (that varied agreement being hereafter referred to as the **Varied APA**);

   (c) agrees that notwithstanding any of the provisions of the Varied APA, the terms and conditions of this Memorandum vary the terms and conditions of the Varied APA, only to the extent stated in this Memorandum;

   (d) acknowledges that any capitalised term used in this Memorandum will have the meaning given to that term in the Varied APA, other than to the extent expressly provided for otherwise in this Memorandum; and

   (e) agrees that other than as expressly amended or varied under the provisions of this Memorandum, the current terms and conditions of the Varied APA will remain unamended and fully enforceable in accordance with their respective terms.

2. Each of the Seller, Howard, Saviano, Roth, Chin and Harris (collectively **US Parties**) each agree and acknowledge that upon the Buyer:

   (a) paying to the Seller US $59,375.00 in immediately available funds; and

   (b) issuing to the Seller, 1,250,000 fully paid ordinary shares in the issued capital of the Buyer,

the Buyer will, subject to the receipt of approval from the Buyer's shareholders referred to in Paragraph 3(g) of this Memorandum, and the consequential issue of the Shares or Options under and in accordance with the provisions of Paragraph 3(h) of this Memorandum, have wholly and unconditionally performed and satisfied all and each of its obligations under the Varied APA to pay or otherwise satisfy the payment of each of the Earn Out Payments payable to the Seller in respect of the first 4 consecutive quarters of the Earn Out Period, the last of which quarters ending on 30 June, 2013, including without limitation, any obligation of the Buyer to make any payment or provide any other form of consideration under the provisions of clause 2.6(d) of the Varied APA - "True Up" - of the Varied APA.

3. The Buyer agrees and acknowledges that in consideration of each of the US Parties entering into and signing this Memorandum, the Buyer will:

(a) immediately upon receipt of a counterpart or counterparts of this Memorandum that evidence the execution of this Memorandum by each of the US Parties, pay to the Seller:

(i) US$59,375.00 in immediately available funds in full and complete payment of the cash component of the Guaranteed Portion payable under the Varied APA in respect of the quarter ending 30 September, 2013; and

(ii) US$30,000.00 in immediately available funds as the first instalment of the cash component of the Guaranteed Portion payable under the Varied APA in respect of the quarter ending 31 December, 2013;

(b) on 1 November, 2013, pay to the Seller US$29,375.00 in immediately available funds, which together with the payment referred to in Paragraph 3(a)(ii), constitutes full and complete payment of the cash component of the Guaranteed Portion payable under the Varied APA in respect of the quarter ending 31 December, 2013;

(c) on 1 January, 2014 pay to the Seller US$30,000.00 in immediately available funds as the first instalment of the cash component of the Guaranteed Portion payable under the Varied APA in respect of the quarter ending 31 March, 2014;

(d) on 1 February, 2014, pay to the Seller US$29,375.00 in immediately available funds, which together with the payment referred to in Paragraph 3(c), constitutes full and complete payment of the cash component of the Guaranteed Portion payable under the Varied APA in respect of the quarter ending 31 March, 2014;

(e) on 1 April, 2014 pay to the Seller US$30,000.00 in immediately available funds as the first instalment of the cash component of the Guaranteed Portion payable under the Varied APA in respect of the quarter ending 30 June, 2014; and

(f) on 1 May, 2014, pay to the Seller US$29,375.00 in immediately available funds, which together with the payment referred to in Paragraph 3(e), constitutes full and complete payment of the cash component of the Guaranteed Portion payable under the Varied APA in respect of the quarter ending 30 June, 2014;

(g) in accordance with the provisions of clause 2.6(k) of the Varied APA, seek approval of the Buyer's shareholders to the issue of those Shares or Options that, as determined in accordance with the provisions of clause 2.6(a), form part of each Guaranteed Portion that was payable either:

(i) prior to the date of the Annual General Meeting of the Buyer at which the resolution seeking that approval is voted upon; or

(ii) within 3 months after that date,

in accordance with the applicable listing rules of the Australian Securities Exchange;

(h) subject to receiving the approval referred to in Paragraph 3(g) of this Memorandum, and in accordance with the provisions of clause 2.6(k) of the Varied APA, promptly thereafter issue the applicable Shares or Options, as the case may be, to the Seller;

(i) effect:

(i) the payment of such amounts of US dollars in immediately available funds, if any; and

(ii) the issue such number of Shares or Options, as the case may be, if any,

that the Buyer may become obliged to pay or issue, in payment of any Remaining Portion under and in accordance with the provisions of clause 2.6(c) and clause 2.6(d) and all other applicable provisions of the Varied APA; and

(j) continue to comply with the provisions of clause 2.6(l) of the Varied APA.

4. Each of the US Parties agrees and acknowledges that upon performance by the Buyer of its obligations under and in accordance with the provisions of Paragraph 3 of this Memorandum, the Buyer will have wholly and unconditionally performed and satisfied all and each of its obligations under the Varied APA to pay or otherwise satisfy the payment of each of the Earn Out Payments payable to the Seller in respect of the entire Earn Out Period, ending on 30 June, 2014, including without limitation, any obligation of the Buyer to make any payment or provide any other form of consideration under the provisions of clause 2.6(d) - "True Up" - of the Varied APA.

5. Each of the Parties agrees and acknowledges that:

(a) each Party may execute this Memorandum in two or more counterparts;

(b) each counterpart of this Memorandum so signed will be deemed as an original counterpart of this Memorandum;

(c) all signed counterparts of this Memorandum together constitute one instrument; and

(d) a counterpart of this Memorandum that is signed by a Party or Parties and transmitted in portable document format (commonly referred to as "pdf") to the Seller or the Buyer, will be deemed to constitute an original counterpart of this Memorandum.

SIGNED BY:

MOKO Social Media Limited ACN 111 082 485
an Australian corporation

By: ....

Name: Ian Rodwell

Title: CEO

HOWMARK MOBILE LLC
a New Jersey limited liability company

By: ....

Name: Mark Roth

Title: President

....
Howard Schwartz

....
Joseph Saviano

....
Mark Roth

....
Jimmy Chin

....
Harris Schwartz

1025308_1

SIGNED BY:

MOKO Social Media Limited ACN 111 082 485
an Australian corporation

By: ....

Name: ....

Title: ....

HOWMARK MOBILE LLC
a New Jersey limited liability company

By: ....

Name: ....

Title: ....

....
Howard Schwartz

....
Joseph Saviano

....
Mark Roth

....
Jimmy Chin

....
Harris Schwartz

SIGNED BY:

MOKO Social Media Limited ACN 111 082 485
an Australian corporation

By: ....

Name: ....

Title: ....

HOWMARK MOBILE LLC
a New Jersey limited liability company

By: ....

Name: ....

Title: ....

....
Howard Schwartz

....
Joseph Saviano

....
Mark Roth

....
Jimmy Chin

....
Harris Schwartz

SIGNED BY:

MOKO Social Media Limited ACN 111 082 485
an Australian corporation

By: ....

Name: ....

Title: ....

HOWMARK MOBILE LLC
a New Jersey limited liability company

By: ....

Name: ....

Title: ....

....
Howard Schwartz

....
Joseph Saviano

....
Mark Roth

....
Jimmy Chin

....
Harris Schwartz

SIGNED BY:

MOKO Social Media Limited ACN 111 082 485
an Australian corporation

By: ....

Name: ....

Title: ....

HOWMARK MOBILE LLC
a New Jersey limited liability company

By: ....

Name: ....

Title: ....

....
Howard Schwartz

....
Joseph Saviano

....
Mark Roth

....
Jimmy Chin

....
Harris Schwartz